EXHIBIT 99.2

UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEVADA

In re:	Case No.	01-23229 rcj

FCI Environmental, Inc.	CHAPTER 11

MONTHLY OPERATING REPORT

(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	January 31, 2003	PETITION DATE:	December 20, 2001

1.

Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here          the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).  Dollars reported in ($1)

2.	Asset and Liabilities Structure	End of Current Month	End of Prior Month		As of Petition Filing
	a. Current Assets	$343,272	$313,513
	b. Total Assets	361,177	331,418		$347,596
	c. Current Liabilities	1,391,674	1,257,916
	d. Total Liabilities	$15,947,670	$15,813,912		$14,555,995

3.	Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month		Cumulative (Case to Date)
	a. Total Receipts	$101,239	$103,983		$1,835,541
	b. Total Disbursements	108,948	74,850		1,837,391
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	(7,709)	29,133	(1,850)
	d. Cash Balance Beginning of Month	24,110	(5,023)		18,251
	e. Cash Balance End of Month (c + d)	$16,401	$24,110		$16,401

		Current Month	Prior Month		Cumulative (Case to Date)
4.	Profit/(Loss) from the Statement of Operations	$(33,870)	$(68,510)		$(1,319,448)
5.	Account Receivables (Pre and Post Petition)	203,280	120,387
6.	Post-Petition Liabilities	1,391,674	1,304,416
7.	Past Due Post-Petition Account Payables (over 30 days)	$2,613	$10,774

At the end of this reporting month:				Yes	No
8.

Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

					X

9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)				X

10.	If the answer is yes to 8 or 9, were all such payments approved by the court? (additional information attached)

11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)			X

12.	Is the estate insured for replacement cost of assets and for general liability?				X

13.	Are a plan and disclosure statement on file?			X

14.	Was there any post-petition borrowing during this reporting period? (additional information attached)				X

15.	Check if paid: Post-petition taxes ☒; U.S. Trustee Quarterly Fees ☒; Check if filing is current for: Post-petition tax reporting and tax returns: ☒.
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	March 25, 2003	R. Kenyon Culver, CFO
Responsible Individual

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended January 31, 2003

Current Month						Cumulative (Case to Date)	Next Month Forecast
Actual	Forecast	Variance
					Revenues:
$143,198	$354,875	$(211,677)	1		Gross Sales	$1,063,025	$354,875
0	0	0	2		less: Sales Returns & Allowances	0	0
143,198	354,875	(211,677)	3		Net Sales	1,063,025	354,875
58,997	76,271	17,274	4		less: Cost of Goods Sold (Schedule ‘B’)	558,182	76,271
84,201	278,604	(194,403)	5		Gross Profit	504,843	278,604
0	0	0	6		Interest	0	0
0	0	0	7		Other Income:	0	0
			8
			9
84,201	278,604	(194,403)	10		Total Revenues	504,843	278,604
					Expenses:
46,445	33,314	(13,131)	11		Compensation to Owner(s)/Officer(s)	474,017	33,314
29,478	73,028	43,550	12		Salaries	676,954	73,028
0	0	0	13		Commissions	16,062	0
0	0	0	14		Contract Labor	0	0
			15		Rent/Lease:
10,334	10,825	491	16		Real Property	142,758	10,825
0	5,763	5,763	17		Insurance	46,862	5,763
0	0	0	18		Management Fees	0	0
1,932	2,000	68	19		Depreciation	25,510	2,000
					Taxes:
3,310	8,137	4,827	20		Employee Payroll Taxes	56,696	8,137
0	0	0	1		Real Property Taxes	2,751	0
0	0	0	2		Other Taxes	0	0
0	16,622	16,622	3		Other Selling	23,835	16,622
8,111	27,706	19,595	4		Other Administrative	189,225	27,706
4,641	0	(4,641)	5		Interest	49,379	0
10,070	9,167	(903)	6	Other Expenses:	License fees	101,479	9,167
			7
			8
			9
			10
			11
			12
			13
			14
114,321	186,562	72,241	15		Total Expenses	1,805,529	186,562
(30,120)	92,042	(122,162)	16		Subtotal	(1,300,686)	92,042
					Reorganization Items:
0	0	0	17		Professional Fees (additional information attached)	(3,512)	0
0	0	0	18		Provisions for Rejected Executory Contracts	0	0
0	0	0	19		Interest Earned on Accumulated Cash from Resulting Chp 11 Case	0	0
0	0	0	20		Gain or (Loss) from Sale of Equipment	0	0
(3,750)	0	(3,750)	21		U.S. Trustee Quarterly Fees	(15,250)	0
			22
(3,750)	0	(3,750)	23		Total Reorganization Items	(18,762)	0
(33,870)	92,042	(125,912)	24		Net Profit (Loss) Before Federal & State Taxes	(1,319,448)	92,042
0	0	0	25		Federal & State Income Taxes	0	0
$(33,870)	$92,042	$(125,912)	26		Net Profit (Loss)	$(1,319,448)	$92,042

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET

(General Business Case)

For the Month Ended January 31, 2003

	Assets	From Schedules	Market Value

	Current Assets
1	Cash and cash equivalents – unrestricted		$16,401
2	Cash and cash equivalents – restricted		0
3	Accounts receivable (net)	A	203,280
4	Inventory (net)	B	109,482
5	Prepaid expenses		10,628
6	Professional retainers		3,481
7	Other:		0
8			0

9	Total Current Assets		343,272

	Property and Equipment (Market Value)
10	Real property	C	0
11	Machinery and equipment	D	1,759
12	Furniture and fixtures	D	9,800
13	Office equipment	D	5,792
14	Leasehold improvements	D	0
15	Vehicles	D	0
16	Other:	D
17		D
18		D
19		D
20		D

21	Total Property and Equipment		17,351

	Other Assets
22			0
23			0
24			0
25			0
26			0
27	Due from affiliated company		554

28	Total Other Assets		0

29	Total Assets		$361,177

NOTE:

Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

See additional information attached

Liabilities and Equity
(General Business Case)

		Liabilities
			From Schedules
		Post-Petition

		7 Current Liabilities
30		Salaries and wages		$250,812
31		Payroll taxes		1,639
32		Real and personal property taxes		0
33		A/P clearing		5,572
34		Sales taxes		0
35		Notes payable (short term)		385,000
36		Accounts payable (trade	A	24,502
37		Real property lease arrearage		0
38		Personal property lease arrearage		2,192
39		Accrued professional fees		3,513
40		Current portion of long-term post-petition debt (due within 12 months)		0
41	Other:	Warranty reserve ($17,357) and deferred revenue ($72,059)		89,416
42		Other (($182)), license fees ($69,878) and accrued DIP loan interest ($49,379)		119,075
43		Due to affiliates		509,983

44		Total Current Liabilities		1,391,674

45		Long-Term Post-Petition Debt, Net of Current Portion		0

46		Total Post-Petition Liabilities		1,391,674

		Pre-Petition Liabilities (allowed amount)
47		Secured claims	F	0
48		Priority unsecured claims	F	184,155
49		General unsecured claims	F	14,371,841

50		Total Pre-Petition Liabilities		14,555,996

51		Total Liabilities		15,947,670

		Equity (Deficit)
52		Equity (Deficit) at time of filing		(14,218,082)
53		Capital Stock		0
54		Additional paid-in capital		1,000
55		Cumulative profit/(loss) since filing of case		(1,319,448)
56		Post-petition contributions/(distributions) or (draws)		0
57				0
58		Market value adjustment		(49,963)

59		Total Equity (Deficit)		(15,586,493)

60		Total Liabilities and Equity (Deficit)		$361,177

SCHEDULES TO THE BALANCE SHEET
(General Business Case)
Schedule A
Accounts Receivable (Net) Payable

Receivables and Payables Agings
	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 - 30 Days	$100,045	$21,889
31-60 Days	69,102	1,149
61-90 Days	37,885	0	$2,613
91+ Days	0	1,464
Total accounts receivable/payable	207,032	$24,502
Allowance for doubtful accounts	(3,752)
Accounts receivable (net)	$203,280

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)		Cost of Goods

	Inventory(ies) Balance at End of Month
		Inventory Beginning of Month	$134,829
		Add -
Retail/Restaurants -		Net purchase	0
Product for resale	$0	Direct labor	149
		Manufacturing overhead	16,281
Distribution -		Freight in	0
Products for resale	0	Other:
			0
Manufacturer -			0
Raw Materials	337,896
Work-in-progress	(58,816)	Less -
Finished goods	359,396	Inventory End of Month	109,482
		Monitoring/warranty	(17.,220)
Other - Explain	(528,994)	Scrap	0
Reserve for obsolescence
		Cost of Goods Sold
TOTAL	$109,482		$58,997

Method of Inventory Control				Inventory Valuation Methods
Do you have a functioning perpetual inventory system?				Indicate by a checkmark method of inventory used.
Yes	X	No
How often do you take a complete physical inventory?				Valuation methods
				FIFO cost	X
Weekly				LIFO cost
Monthly				Lower of cost or market	X
Quarterly
Semi-annually				Retail method
Annually		X		Other -
Date of last physical inventory was			1/18/2002	Explain

Date of next physical inventory is			12/31/2002

Schedule C

Real Property

Description	Cost	Market Value
None	$0	$0

Total	$0	$0

Schedule D

Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment -
Various	$89,137	$1,759

1/31/03 NBV = $12,386

Total	$89,137	$1,759
Furniture & Fixtures -
Various	$35,000	$9,800

1/31/03 NBV = $22,457

Total	$35,000	$9,800
Office Equipment -
Various	$262,278	$5,792

1/31/03 NBV = $28,761
Total	$262,278	$5,792
Leasehold Improvements -
None	$0	$0

Total	$0	$0

Vehicles -
None	$0	$0

Total	$0	$0

Schedule E

Aging of Post-Petition Taxes

(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding	$0				$0
FICA – Employee	819				819
FICA – Employer	819				819
Unemployment (FUTA)
Income
Other (Attach List)
Total Federal Taxes	1,639				1,639

State and Local
Income Tax Withholding
Unemployment (UT)
Disability Insurance (DI)
Empl. Training Tax (ETT)
Sales
Excise
Real property
Personal property
Income
Other (Attach List)
Total State & Local Taxes
Total Taxes	$1,639				$1,639

Schedule F
Pre-Petition Liabilities

List Total Claims For Each Classification -	Claimed Amount	Allowed Amount (b)

Secured claims (a)	$0	$0
Priority claims other than taxes	148,477	127,462
Priority tax claims	56,693	56,693
General unsecured claims	$14,371,841	$14,371,841

(a)                     List total amount of claims even it under secured.

(b)                    Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G

Rental Income Information

Not applicable to General Business Cases.

Schedule H

Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank	Bank of America	Bank of America	Petty cash and suspense	Bank of America
Account Type	Checking	Checking		OxySense Checking
Account No.	37-5550-8595	37-5550-8511		47-9133-4120
Account Purpose	General disbursement	Payroll		General disbursement
Balance, End of Month	$13,998	$525	$1,093	$785
Total Funds on Hand for all Accounts	$16,401

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended  January 31, 2003

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts
1	Rent/Leases Collected	$0	$0
2	Cash Received from Sales	89,739	845,381
3	Interest Received	0	0
4	Borrowings	0	385,000
5	Funds from Shareholders, Partners, or Other Insiders	0	0
6	Capital Contributions	0	0
7	Transfers from DecisionLink, Inc., an affiliated company	2,500	389,732
8	Transfer from IDL Corp, an affiliated company	9,000	222,092
9	Insurance proceeds	0	3,542
10
11
12	Total Cash Receipts	101,239	1,845,747
	Cash Disbursements
13	Payments for Inventory	14,021	68,180
14	Selling	0	18,979
15	Administrative	31,254	406,748
16	Capital Expenditures	0	0
17	Principal Payments on Debt	0	0
18	Interest Paid	0	0
	Rent/Lease:
19	Personal Property	328	2,602
20	Real Property	0	30,393
	Amount Paid to Owner(s)/Officer(s)
21	Salaries	9,791	245,935
22	Draws	0	0
23	Commissions/Royalties	0	0
24	Expense Reimbursements	0	0
25	Other	0	0
26	Salaries/Commissions (less employee withholding)	19,168	537,222
27	Management Fees	0	0
	Taxes:
28	Employee Withholding	7,864	246,133
29	Employer Payroll Taxes	2,782	73,155
30	Real Property Taxes	0	0
31	Other Taxes	0	0
32	Other Cash Outflows:	0	0
33	Transfers to IDL Corp., an affiliated company	0	24,486
34	Transfer to DecisionLink, Inc. an affiliated company	18,000	148,740
35	U.S. Trustee	0	11,000
36	TNO license fee	5,740	34,024
37
38	Total Cash Disbursements:	108,948	1,847,597
39	Net Increase (Decrease) in Cash	(7,709)	(1,850)
40	Cash Balance, Beginning of Period	24,110	18,251
41	Cash Balance, End of Period	$16,401	$16,401

MONTHLY OPERATING REPORT
FCI Environmental, Inc. 01-23229 rjc
January 31, 2003
Additional Information

Summary of Financial Status:

The financial information provided herein includes the accounts of FCI Environmental, Inc. (“FCI”) on a stand-alone basis. This financial information does not include the accounts of any of its affiliated companies.

No. 11. Payments made to officers:

Payment Date	Check Nbr.

Amount

Purpose

				Payee
1/10/03	11309	$2,784	Payroll period ended 1/4/03	Ken Culver, CFO
1/10/03	11310	2,100	Payroll period ended 1/4/03	Peter Gerard, CEO
1/24/03	11318	2,806	Payroll period ended 1/18/03	Ken Culver, CFO
1/24/03	11319	2,101	Payroll period ended 1/18/03	Peter Gerard, CEO

Approved on or about December 21, 2001, by court order authorizing payment of wages, salaries, employee benefits and reimbursable employee expenses.

No. 12. Estate insurance:

Effective September 1, 2002, FCI’s property and general liability insurance policies expired without replacement.

No. 14. An emergency order authorizing post-petition financing was approved by the bankruptcy court on or about December 21, 2001. On March 27, 2002, the bankruptcy court entered an emergency order authorizing supplemental post petition financing. $385,000 has been received by the end of this reporting period.

Statement of Operations:

The Statement of Operation budget does not include revenues from IDL Corp., an affiliated company that is integral to the debtor’s joint plan of reorganization.

Line 4 – Cost of goods sold - the budget contains only direct material costs. All other costs normally associated with cost of goods sold are included within operating expenses.

General Explanation of Variances to Statement of Operations:

The forecasted amounts are preliminary in nature. These amounts were derived from a combined Chapter 11 bankruptcy budget including affiliated companies

Balance Sheet:

Cash – The credit cash balance is a book overdraft only. Checks processed that created this book overdraft have been held and have only been released as cash resources become available.

Bank statements and reconciliations attached for:

Facility	Account No.
Bank of America	37-5550-8595
Bank of America	37-5550-8511

Inventory – the stated inventory balance is net of a $528,994 reserve to appropriately state inventories at the lower of cost or market.

Property and Equipment (Market Value) – market value has not been independently determined. Management estimates that the estate’s property and equipment, with a net book value of $63,604, to be worth $17,351.

Accrued salaries and wages – is comprised of: (a) $86,622 management salary deferral which only at Plan confirmation will be converted to a promissory note, as approved by the bankruptcy court on or about July 12, 2002, in an emergency order authorizing supplemental post petition financing, (b) $19,929 earned salary for the period from January 19, 2003 through January 31, 2003 paid on February 7, 2003, and (c) earned but unpaid salary of $144,261 of which $84,071 and $34,668 is for Messrs. Gerard and Culver, respectively.

Warranty Reserve ($17,357) and deferred Revenue ($72,059) – were not included as claims in the estate’s Schedule F – Creditors Holding Unsecured Nonpriority Claims, as these obligations will be fulfilled under a Chapter 11 going concern plan of reorganization.

Pre-petition general unsecured claims – includes $14,006,118 due to DecisionLink, Inc. (Chapter 11 case Nbr. 01-22706), the sole owner of FCI, and $108,446 due to affiliated companies.

END